UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

Hut 8 Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41864	92-2056803
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue, Suite 1500, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 224 6427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HUT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2025, Hut 8 Mining Corp., a British Columbia corporation (the “Borrower”), a wholly owned subsidiary of Hut 8 Corp. (the “Company”) entered into an amended and restated credit agreement (the “Third Amended and Restated Credit Agreement”) between the Borrower, as borrower, and Coinbase Credit, Inc. (“Coinbase”), as lender, collateral agent, and administrative agent. The Third Amended and Restated Credit Agreement amended and restated the Company’s existing credit agreement with Coinbase, dated as of June 26, 2023 and subsequently amended and restated on January 12, 2024 and June 17, 2024 (the “Second Amended and Restated Credit Agreement”).

The Third Amended and Restated Credit Agreement amends and restates the Second Amended and Restated Credit Agreement to, among other things: (i) extend the final maturity date to June 16, 2026; (ii) increase the principal amount by up to $65,000,000 of additional borrowings, if any, resulting in a total principal amount of up to $130,000,000; (iii) modify the interest rate such that amounts that are borrowed will bear interest at a rate equal to 9.0%; (iv) improve the limited recourse structure as described below; and (v) remove the right for Coinbase to receive an early termination fee for any repayment or prepayment by the Borrower prior to the final maturity date. The remaining material terms in the Third Amended and Restated Credit Agreement, including payment terms and acceleration provisions, remained in line with the terms included in the Second Amended and Restated Credit Agreement.

The funds made available pursuant to the Third Amended and Restated Credit Agreement are expected to be used for general corporate purposes. The Borrower’s obligations under the Third Amended and Restated Credit Agreement are secured by the Borrower’s interest in certain Bitcoin held in the custody of Coinbase Custody Trust Company, LLC (“Coinbase Custody”) and Coinbase’s recourse is limited to such Bitcoin held in the custody of Coinbase Custody. Coinbase Custody will not charge the Borrower any custodial fees for such Bitcoin collateral.

The foregoing description of the Third Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Credit Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote upon five proposals, which are described in greater detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”). A total of 64,605,942 shares of the Company’s common stock were represented at the Annual Meeting, constituting a quorum for all matters presented at the Annual Meeting. The final voting results are set forth below.

Proposal 1: Election of Directors

The stockholders elected each of the persons named below to serve as directors until the 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until their earlier death, resignation or removal. The results of such vote were as follows:

	For	Against	Abstentions	Broker Non-Votes
Joseph Flinn	46,451,582	506,111	156,833	17,491,416
Asher Genoot	46,786,099	176,633	151,794	17,491,416
Michael Ho	46,785,583	173,308	155,635	17,491,416
E. Stanley O’Neal	42,508,955	4,431,168	174,403	17,491,416

Carl J. (Rick) Rickertsen	45,839,580	1,116,068	158,878	17,491,416
Mayo A. Shattuck III	45,566,553	1,384,830	163,143	17,491,416
William Tai	42,667,059	4,286,997	160,470	17,491,416
Amy Wilkinson	39,326,194	7,539,979	248,353	17,491,416

Proposal 2: Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section and related compensation tables of the Proxy Statement. The results of such vote were as follows:

For	Against	Abstentions	Broker Non-Votes
46,324,595	568,772	221,159	17,491,416

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The stockholders approved, on an advisory basis, the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers to be every “one year.” The results of such vote were as follows:

One Year	Two Years	Three Years	Abstentions
42,788,889	78,215	4,034,113	213,309

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The results of such vote were as follows:

For	Against	Abstentions
62,047,443	2,395,793	162,706

Proposal 5: Approval of an Amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan

The stockholders approved the amendment to the Hut 8 Corp. 2023 Omnibus Incentive Plan. The results of such vote were as follows:

For	Against	Abstentions	Broker Non-Votes
43,996,254	2,862,830	255,442	17,491,416

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Third Amended and Restated Credit Agreement, dated as of June 16, 2025, between Hut 8 Mining Corp. and Coinbase Credit, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUT 8 CORP.
(Registrant)

Date: June 23, 2025
	By:	/s/ Victor Semah
		Name:	Victor Semah
		Title:	Chief Legal Officer & Corporate Secretary

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